UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2020

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ticker Symbol: (TDVFX)

SEMI-ANNUAL REPORT

MARCH 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-99TOWLE (888-998-6953) or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 1-888-99TOWLE (888-998-6953) or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Towle Deep Value Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Expense Example	18

This report and the financial statements contained herein are provided for the general information of the shareholders of the Towle Deep Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.towlefund.com

TOWLE & CO.

DEEP VALUE INVESTING

1-888-998-6953

April 2020

To Our Shareholders:

Our prayers go out to you and your families during this extraordinary time. We are profoundly grateful for the courageous caregivers working tirelessly on the frontlines to support those in need.

The near-term societal costs and economic toll of this crisis are painful, but like past periods of extreme dislocation, these temporary conditions are unleashing the human spirit. We are inspired by the world’s humanitarian and financial response, including the preemptive policy action by central banks to stabilize markets. Although the long-term economic impact of the coronavirus remains uncertain, we are confident that humanity’s adaptability and ingenuity will bring victory. We embrace this farsighted view and remain true to our deep value discipline, investing your capital and ours for the eventual recovery.

Following a strong finish to 2019, where the Fund posted a +10% net-of-fees return in the fourth quarter, progress was abruptly placed on hold. As the COVID-19 outbreak emerged in the first quarter, global capital markets experienced indiscriminate selling pressure coinciding with the fastest S&P 500 bear market in history. Nearly all asset classes, including the traditional safe havens of investment grade corporate debt and U.S. Treasuries, experienced extreme volatility. According to Bloomberg, global equity values declined 30.2% or $26.9 trillion from peak to trough, an amount equivalent to the combined annual Gross Domestic Product of the U.S. and Japan. The Russell 2000 Index, a measure of small capitalization stocks, dropped 30.6%, the largest quarterly loss in its 40-year history. Meanwhile, the Towle Deep Value Fund fell 49.19% net-of-fees, its worst quarter on record. Amid this destruction, however, a silver lining has emerged: many high-quality companies now meet our deep value selection standards, allowing us to significantly upgrade the portfolio.

Short- and long-term performance results are noted below.

For the six months ended March 31, 2020, the Fund produced a total return of -44.06% compared to a total return of -30.20% for the Russell 2000 Value and -12.31% for the S&P 500 Index.

For the twelve months ended March 31, 2020, the Fund produced a total return of -44.70% compared to a total return of -29.64% for the Russell 2000 Value and -6.98% for the S&P 500 Index.

From inception to March 31, 2020, the Fund has compounded capital at a 1.16% annualized rate of return compared to 4.71% for the Russell 2000 Value and 10.95% for the S&P 500 Index.

With much of the American economy shut down, investors face unprecedented uncertainty and unknowable outcomes. Dismal estimates of GDP growth and record unemployment indicate that the U.S. economy will post the worst contraction of our lifetimes. No one can know the depth and duration. Fortunately, thanks to diligent messaging from the scientific community, social distancing and behavior modifications are having a positive impact. Broad-based healthcare solutions including a vaccine and approved treatments will eventually arrive. For now, the $8 trillion in asset purchases, loan guarantees, and direct lending from the Federal Reserve, combined with nearly $3 trillion in Congressional stimulus, backstop the economy. Will it be enough? Have equity markets priced in all the moving pieces? Only time will tell.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month end please call 1-888-998-6953.

1

While we remain bullish on the long-term potential of the U.S. economy, today’s heightened uncertainty and declining demand outlook present a difficult investment environment. Near-term risks to economic growth are elevated and may even compound if the downturn is protracted. Companies with weak balance sheets and credit profiles are particularly vulnerable. According to Goldman Sachs, the pace of credit rating downgrades has accelerated materially over the past few weeks. The outstanding bond value of newly minted fallen angels, defined as companies with bonds downgraded from investment grade to junk status, has jumped to $148.8bn in Q1 2020, already far exceeding the Great Financial Crisis peak.

With total corporate debt to GDP at all-time highs and record downgrades underway, the Towle investment team has prioritized balance sheet reviews with the goal of minimizing the potential for permanent loss of capital. Existing positions have been rigorously scrutinized, new ideas have undergone stricter credit filtering, and we believe that the portfolio is more prepared than ever to endure the uncertain environment and to thrive in the eventual recovery.

Portfolio Review

Our deep value underwriting process has always centered on conservative company-specific earnings projections based on a normal, mid-cycle operating environment. This normalized earnings power is typically derived from modest revenue growth, and what we view are conservative margin assumptions and reasonable capital allocation plans. Given the extraordinary nature of the current environment, it became clear that our process also had to incorporate the possibility of an extended economic downturn. The unprecedented and seemingly unthinkable implication of near-zero revenues for much of our portfolio impelled us to stress test our existing positions with a focus on shorter-term liquidity and longer-term solvency.

Our liquidity analysis structure ultimately provided several takeaways. First, holdings with substantial near-term survival risks were easily identified. We subsequently performed deep dives with an emphasis on liquidity, and, where appropriate, terminated the positions. Second, we prioritized revisions to our earnings estimates as the liquidity lens added a new perspective regarding the relative aggressiveness of each company’s projections within the portfolio. Third, we overlaid this entire liquidity-focused paradigm on new investment ideas. This prioritization of long liquidity runways guided our investment thinking and portfolio actions throughout the first quarter. We also shifted our stock selection to emphasize “needs” over “wants” – avoiding restaurants, hotels, cruise lines, movie theatres, and theme parks in favor of freight logistics, last mile delivery, essential goods, and cloud/IT infrastructure.

2

Looking Ahead

As investors continue to assess the pandemic’s economic impact and the recovery’s glidepath, markets may stay choppy for some time. Fortunately, record high correlations during the first quarter’s market selloff presented an abundant opportunity set for deep value investors. Numerous high-quality cyclical companies hit our buy parameters for the first time. Without compromising our underwriting process, we moved deliberately to upgrade the portfolio. We invested in companies that not only cleared our traditional deep-value parameters but also came with what we feel are strong balance sheets, experienced management teams, and valuable franchises. We enlarged and diversified the portfolio’s composition while widening the mix of risk factors. We reduced our exposure to highly leveraged balance sheets and redeployed proceeds into companies that we believe have the financial strength to survive a potentially protracted recession. As long as appropriate opportunities emerge, this upgrade process will continue.

In our view, the pandemic has forced management teams to react urgently and drastically, enabling deeper cost cuts behind the shield of the virus instead of dribbling out multi-year cost savings plans. Companies have also been forced to find new ways to operate: using more technology and automation, outsourcing non-core activities, and reexamining supply chains. As a result, costs may be more variable than expected in the short-run. Over the medium-term, profit margins may be higher. Those companies that survive should be noticeably more profitable and more valuable when demand returns. The Towle portfolio is increasingly comprised of these companies.

Furthermore, as highlighted in previous letters, the valuation dispersion between cyclical stocks and defensives remains extreme. If historical return patterns persist, we believe the current environment represents an attractive opportunity for long-term investment capital. While the quoted value of the portfolio has dropped significantly over the past several weeks, we are confident in the underlying businesses represented by these stock prices and remain fully committed to our deep value discipline.

Thank you for investing with us and for your continued confidence.

J. Ellwood Towle

Christopher D. Towle

Peter J. Lewis, CFA

James M. Shields, CFA

Wesley R. Tibbetts, CFA

Stock fund prices fluctuate and investors may lose principal value. Micro-cap, small-cap and mid-cap stocks involve greater risks, and they can fluctuate in price more than larger company stocks. Foreign investments present additional risk due to currency exchange rate fluctuations, economic developments, political instability, and other factors. The Fund is non-diversified which increases the risk that the value of the Fund could go down because of the poor performance of a single investment. A value oriented investing style may go in and out of favor which may cause the Fund to sometimes underperform other equity fund.

Market Turbulence Resulting from COVID-19. The outbreak of COVID-19 has negatively affected the worldwide economy, individual countries, individual companies and the market in general. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund.

The views in this shareholder letter were those of the Fund Managers as of the letter’s publication date and may not reflect their views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

There can be no guarantee that any strategy (risk management or otherwise) will be successful.

3

Towle Deep Value Fund

FUND PERFORMANCE at March 31, 2020 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. The value of the Russell 2000 Value Index on October 28, 2011 is used as the beginning value on October 31, 2011. Results include reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. This Index does not reflect expenses, fees or sales charge, which would lower performance. The Index is unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of March 31, 2020	1 Year	5 Years	Since Inception	Inception Date
Towle Deep Value Fund	-44.70%	-8.74%	1.16%	10/31/11
Russell 2000 Value Index	-29.64%	-2.42%	4.71%	10/31/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-888-99TOWLE (888-998-6953).

The expense ratio was 1.17% which was stated in the current prospectus dated February 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

4

Towle Deep Value Fund

SCHEDULE OF INVESTMENTS

As of March 31, 2020 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 96.1%
	BASIC MATERIALS — 7.4%
155,520	AdvanSix, Inc.*	$1,483,661
132,750	Huntsman Corp.	1,915,582
151,656	Shiloh Industries, Inc.*	189,570
		3,588,813
	CONSUMER, CYCLICAL — 44.5%
138,280	Adient PLC*	1,254,200
276,140	Beazer Homes USA, Inc.*	1,778,341
261,460	Container Store Group, Inc.*	617,046
215,720	Dana, Inc.	1,684,773
229,340	Designer Brands, Inc. - Class A	1,142,113
141,690	Fiat Chrysler Automobiles N.V.[1]	1,018,751
57,230	Foot Locker, Inc.	1,261,921
122,970	Gap, Inc.	865,709
252,310	Goodyear Tire & Rubber Co.	1,468,444
16,380	Group 1 Automotive, Inc.	724,979
126,370	Hooker Furniture Corp.	1,972,636
53,400	M/I Homes, Inc.*	882,702
155,940	Meritor, Inc.*	2,066,205
54,245	Sonic Automotive, Inc. - Class A	720,374
152,110	Taylor Morrison Home Corp.*	1,673,210
150,620	Wabash National Corp.	1,087,476
17,450	Whirlpool Corp.	1,497,210
		21,716,090
	ENERGY — 5.1%
47,440	HollyFrontier Corp.	1,162,755
185,940	PBF Energy, Inc. - Class A	1,316,455
		2,479,210
	FINANCIAL — 4.3%
146,580	Ally Financial, Inc.	2,115,150
	INDUSTRIAL — 28.7%
20,209	AAR Corp.	358,912
144,880	Atlas Air Worldwide Holdings, Inc.*	3,719,069
378,680	Celestica, Inc.*,1	1,325,380
168,920	Flex Ltd.*	1,414,705
182,964	Fluor Corp.	1,264,281
40,016	Greenbrier Cos., Inc.	709,884
168,710	Manitowoc Co., Inc.*	1,434,035
276,352	Ryerson Holding Corp.*	1,470,193
93,180	Trinseo S.A.	1,687,490

5

Towle Deep Value Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2020 (Unaudited)

Number of Shares		Value
	COMMON STOCKS (Continued)
	INDUSTRIAL (Continued)
176,157	U.S. Xpress Enterprises, Inc. - Class A*	$588,364
		13,972,313
	TECHNOLOGY — 6.1%
37,020	Dell Technologies, Inc. - Class C*	1,464,141
116,584	DXC Technology Co.	1,521,421
		2,985,562
	Total Common Stocks
	(Cost $71,850,264)	46,857,138

Principal Amount
	SHORT-TERM INVESTMENTS — 9.9%
$4,826,073	UMB Money Market Fiduciary, 0.25%[2]	4,826,073
	Total Short-Term Investments
	(Cost $4,826,073)	4,826,073
	TOTAL INVESTMENTS — 106.0%
	(Cost $76,676,337)	51,683,211
	Liabilities in Excess of Other Assets — (6.0)%	(2,928,321)
	TOTAL NET ASSETS — 100.0%	$48,754,890

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

6

Towle Deep Value Fund

SUMMARY OF INVESTMENTS

As of March 31, 2020 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer, Cyclical	44.5%
Industrial	28.7%
Basic Materials	7.4%
Technology	6.1%
Energy	5.1%
Financial	4.3%
Total Common Stocks	96.1%
Short-Term Investments	9.9%
Total Investments	106.0%
Liabilities in Excess of Other Assets	(6.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

7

Towle Deep Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2020 (Unaudited)

Assets:
Investments, at value (cost $76,676,337)	$51,683,211
Receivables:
Investment securities sold	1,828
Fund shares sold	9,203
Dividends and interest	63,616
Prepaid expenses	14,338
Total assets	51,772,196

Liabilities:
Payables:
Investment securities purchased	2,658,793
Fund shares redeemed	250,000
Advisory fees	36,381
Shareholder servicing fees (Note 7)	11,055
Fund administration fees	16,241
Transfer agent fees and expenses	6,820
Custody fees	3,664
Auditing fees	9,200
Trustees' deferred compensation (Note 3)	3,395
Chief Compliance Officer fees	2,581
Trustees' fees and expenses	2,442
Accrued other expenses	16,734
Total liabilities	3,017,306

Net Assets	$48,754,890

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$103,440,342
Total accumulated deficit	(54,685,452)
Net Assets	$48,754,890

Number of shares issued and outstanding	6,795,343
Net asset value per share	$7.17

See accompanying Notes to Financial Statements.

8

Towle Deep Value Fund

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2020 (Unaudited)

Investment income:
Dividends	$568,408
Interest	4,066
Total investment income	572,474

Expenses:
Advisory fees	334,503
Shareholder servicing fees (Note 7)	28,435
Fund administration fees	53,878
Transfer agent fees and expenses	18,193
Custody fees	11,286
Registration fees	15,516
Auditing fees	9,198
Shareholder reporting fees	7,433
Chief Compliance Officer fees	6,834
Trustees' fees and expenses	5,918
Miscellaneous	1,649
Legal fees	1,473
Insurance fees	799
Total expenses	495,115
Net investment income	77,359

Realized and Unrealized Loss:
Net realized loss on investments	(2,642,508)
Net change in unrealized appreciation/depreciation on investments	(32,117,445)
Net realized and unrealized loss	(34,759,953)

Net Decrease in Net Assets from Operations	$(34,682,594)

See accompanying Notes to Financial Statements.

9

Towle Deep Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$77,359	$886,985
Net realized loss on investments	(2,642,508)	(19,327,687)
Net change in unrealized appreciation/depreciation on investments	(32,117,445)	(13,775,302)
Net decrease in net assets resulting from operations	(34,682,594)	(32,216,004)

Distributions to Shareholders:
Total distributions to shareholders	(890,069)	(9,744,058)

Capital Transactions:
Net proceeds from shares sold	9,626,065	24,321,094
Reinvestment of distributions	865,415	9,635,544
Cost of shares redeemed[1]	(19,568,027)	(39,048,485)
Net decrease in net assets from capital transactions	(9,076,547)	(5,091,847)

Total decrease in net assets	(44,644,504)	(47,051,909)

Net Assets:
Beginning of period	93,404,100	140,456,009
End of period	$48,759,596	$93,404,100
Capital Share Transactions:
Shares sold	1,017,086	1,844,666
Shares reinvested	63,821	714,803
Shares redeemed	(1,494,290)	(3,041,359)
Net decrease in capital share transactions	(413,383)	(481,890)

[1]	Net of redemption fee proceeds of $1,202 and $3,504, respectively.

See accompanying Notes to Financial Statements.

10

Towle Deep Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended March 31, 2020	For the Year Ended September 30,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.96	$18.26	$22.00	$16.70	$13.08	14.97
Income from Investment Operations:
Net investment income (loss)[1]	0.01	0.12	0.03	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(5.67)	(4.11)	0.46	5.30	4.22	(1.38)
Total from investment operations	(5.66)	(3.99)	0.49	5.28	4.18	(1.40)

Less Distributions:
From net investment income	(0.13)	-	(0.05)	-	-	-
From net realized gain	-	(1.31)	(4.18)	-	(0.56)	(0.49)
Total distributions	(0.13)	(1.31)	(4.23)	-	(0.56)	(0.49)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	0.02	- [2]	- [2]

Net asset value, end of period	$7.17	$12.96	$18.26	$22.00	$16.70	13.08

Total return[3]	(44.06)%[4]	(22.14)%	2.10%	31.74%	33.09%	(9.88)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,755	$93,404	$140,456	$115,836	$103,175	$56,229

Ratio of expenses to average net assets:
Before fees waived/recovered	1.17%[5]	1.17%	1.18%	1.13%	1.23%	1.26%
After fees waived/recovered	1.17%[5]	1.17%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recovered	0.18%[5]	0.86%	0.19%	(0.03)%	(0.29)%	(0.16)%
After fees waived/recovered	0.18%[5]	0.86%	0.17%	(0.10)%	(0.26)%	(0.10)%
Portfolio turnover rate	45%[4]	59%	41%	62%	40%	44%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

11

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2020 (Unaudited)

Note 1 – Organization

Towle Deep Value Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on October 31, 2011.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

12

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2020 (Unaudited)

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended September 30, 2016-2019 and as of and during the six months ended March 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

13

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2020 (Unaudited)

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Towle & Co. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.79% of the Fund’s average daily net assets. The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund. This agreement is in effect until January 31, 2021, and it may be terminated before that date only by the Trust's Board of Trustees.

The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the six months ended March 31, 2020 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the six months ended March 31, 2020, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the "Plan") for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the six months ended March 31, 2020, are reported on the Statement of Operations.

14

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2020 (Unaudited)

Note 4 – Federal Income Taxes

At March 31, 2020, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$79,984,454

Gross unrealized appreciation	$691,597
Gross unrealized depreciation	(28,992,840)

Net unrealized depreciation on investments	$(28,301,243)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of September 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$890,028
Undistributed long-term capital gains	-
Accumulated earnings	890,028

Accumulated capital and other losses	(23,819,019)
Unrealized appreciation on investments	3,816,202
Total accumulated deficit	$(19,112,789)

The tax character of the distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

Distribution paid from:	2019	2018
Ordinary income	$3,763,264	$252,151
Net long-term capital gains	5,980,794	22,407,031
Total distributions paid	$9,744,058	$22,659,182

As of September 30, 2019, the Fund had $23,815,797 of post-October capital losses which are deferred until October 1, 2019 for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the six months ended March 31, 2020 and for the year ended September 30, 2019, the Fund received $1,202 and $3,504, respectively.

Note 6 – Investment Transactions

For the six months ended March 31, 2020, purchases and sales of investments, excluding short-term investments, were $37,907,110 and $45,211,761, respectively.

15

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2020 (Unaudited)

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the six months ended March 31, 2020, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

16

Towle Deep Value Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2020 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2020, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Investments
Common Stocks*	$46,857,138	$-	$-	$46,857,138
Short-Term Investments	4,826,073	-	-	4,826,073
Total Investments	$51,683,211	$-	$-	$51,683,211

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major sector classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 10 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

17

Towle Deep Value Fund

EXPENSE EXAMPLE

For the Six Months Ended March 31, 2020 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 through March 31, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	10/1/19	3/31/20	10/1/19 – 3/31/20
Actual Performance	$ 1,000.00	$ 559.40	$ 4.56
Hypothetical (5% annual return before expenses)	1,000.00	1,019.58	5.90

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

18

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Towle Deep Value Fund

A series of Investment Managers Series Trust

Investment Advisor

Towle & Co.

1610 Des Peres Road, Suite 250

St. Louis, Missouri 63131

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Towle Deep Value Fund	TDVFX	461 418 360

Privacy Principles of the Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Towle Deep Value Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-99TOWLE (888-998-6953) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-99TOWLE (888-998-6953) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund will file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at 1-888-99TOWLE (888-998-6953).

Towle Deep Value Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: 1-888-99TOWLE (888-998-6953)

 Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable for open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)		/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	06/08/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	06/08/20

By (Signature and Title)		/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	06/08/20